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                                                                   EXHIBIT 10.2

                                  SECOND AMENDMENT

          SECOND AMENDMENT (this "Amendment"), dated as of March 24, 1999, among ELGAR HOLDINGS, INC. ("Holdings"), ELGAR ELECTRONICS CORPORATION (the "Borrower"), the lenders party to the Credit Agreement referred to below (the "Banks"), and BANKERS TRUST COMPANY, as Agent (the "Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                                W I T N E S S E T H:

          WHEREAS, Holdings, the Borrower, the Banks and the Agent are parties to a Credit Agreement, dated as of February 3, 1998 and amended and restated as of May 29, 1998 (as amended, modified or supplemented to, but not including, the date hereof, the "Credit Agreement");

          WHEREAS, the parties hereto wish to amend certain provisions of the Credit Agreement as herein provided; and

          WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto agree as follows;

          NOW, THEREFORE, it is agreed:

          1. Section 8.08 of the Credit Agreement is hereby amended by deleting such Section in its entirety and inserting the following new Section
8.08 in lieu thereof :

               "8.08  END OF FISCAL YEARS; FISCAL QUARTERS. Holdings will cause
          (i) each of its, and each of its Subsidiaries', fiscal years to end on the Saturday closest to December 31 and (ii) each of its, and each of its Subsidiaries', fiscal quarters to end on the Saturday closest to the last day of each March, June, September and December."

          2. Section 11.01 of the Credit Agreement is hereby amended by (i) deleting the date "April 3, 1999" appearing in the definition of "Excess Cash Payment Date" and inserting in lieu thereof the text "the Saturday closest to December 31, 1998" and (ii) deleting the date "March 31, 1999" appearing in the definition of "Excess Cash Payment Period" and inserting in lieu thereof the text "the Saturday closest to December 31, 1998".

          3. This Amendment shall become effective on the date (the "Second Amendment Effective Date") when each of Holdings, the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent at the Notice Office.

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          4.   In order to induce the Banks to enter into this Amendment, each of Holdings and the Borrower hereby represents and warrants that no Default or Event of Default exists on the Second Amendment Effective Date, both before and after giving effect to this Amendment.

          5. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be delivered to the Borrower and the Agent.

          6. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          7. From and after the Second Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

          8. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

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          IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                              ELGAR HOLDINGS, INC.

                              By: /s/ Christopher W. Kelford
                                  ----------------------------------------
                                  Chief Financial Officer

                              ELGAR ELECTRONICS CORPORATION

                              By: /s/ Christopher W. Kelford
                                  ----------------------------------------
                                  Chief Financial Officer

                              BANKERS TRUST COMPANY,
                                Individually and as Agent

                              By: /s/ Patricia Hogan
                                  ----------------------------------------
                                  Principal










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